AGREEMENT
           FOR CO-DEVELOPMENT OF LASER-ON-LINE PRODUCTS AND TECHNOLOGY

         This Agreement is made the ___ day of ________, 19__, (the "Effective Date") by and among THE PRIMA GROUP INTERNATIONAL, INC., a Delaware corporation with its principal place of business at 447 S. Sharon Amity Road, Suite 250, Charlotte, North Carolina 28211 ("PRIMA"), PRIMA INDUSTRIE S.P.A., organized under the laws of Italy with its principal place of business at Via Antonelli, 32, 10097 Regina Margherita Di Collegno, Torino, Italy ("Industrie"), and PRIMA ELECTRONICS, S.P.A., organized under the laws of Italy with its principal place of business in Moncalieri, Torino, Italy, ("Electronics"). (PRIMA, Industrie and Electronics shall be referred to from time to time collectively as "Developers" and individually as "Developer"); (the "Agreement").

         WHEREAS, PRIMA, Industrie and Electronics desire to assist each other in areas of mutual business interest including development of a new series of products to be known as the "Laser On Line" series, Technology, and associated intellectual property, and

         WHEREAS, all of the parties hereto will benefit financially from further Products and Technology development,

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the parties agree as follows:

                                    ARTICLE I
                               GENERAL PROVISIONS

         1.01 Agreement of Joint Development. The Developers hereby agree, subject only to the condition subsequent specified in Section 8.11, to the joint development of the Products (the "Project") under the terms and provisions of this Agreement and the rights and liabilities of the Developers shall be as provided in this Agreement. The Developers do not hereby intend to form a separate legal entity for the conduct of the development.

         1.02 Name of the Project. The name of the Products shall be "Laser on Line" and the Project shall be known as the "Laser on Line Project", or such other name as the Developers from time to time may designate. The Developers shall not cause to be filed an assumed or fictitious name certificate or certificates for the Project but may seek registration of the name "Laser on Line" as a trademark or servicemark.

         1.03 Purpose of the Project. The purpose of the Project is to research and develop, experiment with, manufacture and market the Products based upon the Technology.

         1.04 Duration of the Project. The Project shall commence upon the date of execution of this Agreement, and shall continue until its termination in accordance with the provisions of this Agreement.



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         1.05     Definitions.

                  (a) "Affiliate" means a Person which directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, the Person specified.

                  (b) "Development Program" shall mean the design, development and implementation efforts undertaken by the Developers to develop the Products and Technology under the terms and conditions of this Agreement.

                  (c) "Development Project" shall mean the efforts undertaken by the Developers to integrate their services and to develop the Products under the terms and conditions of this Agreement.

                  (d) "Patents" means all United States patents, patent applications, all reissue and renewal applications, all divisional applications, all continuation applications, all continuation-in-part applications, and all corresponding foreign patents and patent applications which in the absence of a valid license agreement would be infringed by the use, sale or manufacture or other disposition of the Products or Technology.

                  (e) "Pre-existing Technology" shall means hardware, software, know-how, or designs owned by or licensed to Electronics and Industrie existing prior to the Effective Date, necessary for the development, implementation and use of the Product and Technology.

                  (f) "Products" shall mean any and all tangible and intangible products, including but not limited to hardware and software, to be known as the "Laser on Line" series developed under this Agreement by the Developers and Technology incorporated therein.

                  (g) "Technology" shall mean all inventions, know-how, developments, improvements, technical data, results, data, designs, hardware, software and other information in any form, patentable or unpatentable, which are conceived, created, written, developed, reduced to practice, and acquired by the Developers during the Duration of the Project and which relate to the Development Project.

                  (h) "United States" means the United States of America, its possessions and its territories.

                  (i) "GAAP" means generally accepted accounting principles.



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

                                   ARTICLE II

         2.01     Contributions.

                  (a) PRIMA will provide funding for all Project activities which shall be accounted for by the parties in accordance with United States GAAP. PRIMA undertakes to use its best efforts to make available to Industrie and Electronics such funds for research and development of the Products and Technology as is reasonably necessary, in order for Industrie and Electronics to pursue their obligations hereunder.

                  (b) Industrie and Electronics shall provide to the Project any necessary rights in existing Technology, personnel, facilities, and daily management.

                                   ARTICLE III
                               PROJECT MANAGEMENT

         3.01 Management of the Project. Strategic management of the Project shall be provided by PRIMA; on site management and daily control of the business and affairs of the Project shall be vested in Industrie, except as may be otherwise provided in this Agreement.

         3.02 Limitations on Authority. Notwithstanding any other provision of this Agreement, no one Developer shall have the power, without the written consent of the other Developers, to grant, encumber, license, transfer or otherwise create any rights in any of the Technology in favor of any party other than the Developers.

         3.03 Products Liability or Infringement Claims. Each Developer shall notify the other Developers of any infringement or products liability claim, suit, action or proceeding against it arising from the development, sale, assignment, licensing or other distribution of the Products. PRIMA shall have the right, but not the obligation, to defend on behalf of itself and the other Developers any such claim, suit, action or proceeding. The expenses (including attorneys' fees) incurred in connection with the defense of any such claim, suit, action or proceeding shall be allocated among the Developers in accordance with US GAAP.

         3.04 No Compensation. The Developers shall receive no compensation for performing their duties as Developers under this Agreement.

         3.05 Contracts with the Developers or their Affiliates.

                  (a) Industrie and Electronics may enter into contracts for goods or services between themselves and/or any other Developer or any Affiliates of any Developer. The validity of any transaction, agreement or payment involving the Developer and the Project, or any Affiliate of a Developer and the Project, otherwise permitted by the terms of this Agreement shall not be affected by reason of (i) the relationship between the Project and Developer or any Affiliate of any Developer or (ii) the approval of the transaction, agreement or payment to the Developer or any Affiliate by officers or directors of the Developer.



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

                  (b) Industrie shall, among other things and in accordance with its management and operation of the Project as contemplated in this Agreement,
(i) manufacture the Products during the term of this Agreement, and (ii) provide marketing services for the Products in Italy.

                  (c) Prima shall provide marketing services for the Products outside Italy.

         3.06 Insurance. Industrie shall (a) maintain, with insurers or underwriters of good repute, such insurance relating to the Project and the Products as is customary for business of a like nature to maintain against such risks (including without limitation against product liability actions and actions in respect of product liability by third parties or any of the Developers pursuant to such terms (including deductible limits or self-insured retentions) as are customary for such businesses, and (b) pay all premiums and other sums payable in respect of maintaining such insurance.

                                   ARTICLE IV
                     DEVELOPMENT OF PRODUCTS AND TECHNOLOGY

         4.01 Development agreement. Industrie and Electronics jointly and severally agree to use their best efforts to perform research and experimentation, including research and experimentation necessary to obtain approval under any law or regulation in the United States, Italy or the world governing intellectual property rights pertaining to the Products and/or Technology for purposes of sale, licensing or other disposition around the world; and that Industrie and Electronics shall pursue full and complete intellectual property registration and protection of the Products and Technology under such laws of such countries as agreed to from time to time by the Developers.

         4.02 Efforts of Developers. Industrie and Electronics shall diligently pursue steps to continue to develop and improve the Products and Technology and will take all steps necessary, in their reasonable judgment, to perfect the Products and Technology as fully as possible.

         4.03 Ownership of Products and Technology.

                  (a) PRIMA shall own all right, title and interest in and to the Products and Technology, including without limitation any patents, copyrights, trade secrets, know-how and other intellectual property rights therein under the laws of any country (other than Italy).

                  (b) It is agreed between the Developers that with regard to any intellectual property rights acquired in the Products or Technology under the laws of Italy, Industrie shall be the sole and exclusive owner of any such property rights, and shall, as between the Developers, have the exclusive right to sell, assign, license or distribute the Products and Technology (according to the terms of this Agreement) to any third party domiciled in Italy.

                  (c) Work Made For Hire: To the extent that the Products or Technology may be protectable by copyright laws of the United States of America, copyrights in the Products shall be owned exclusively by PRIMA and shall be deemed works made for hire for purposes of the U.S. Copyright Act. If the Products shall be determined not to be work made for hire by a Court or other



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


body of competent jurisdiction or if ownership of all right, title, and interest of copyrights therein shall not otherwise be deemed to vest exclusively in the owner of PRIMA, then Industrie and Electronics, without additional compensation, shall forthwith assign to PRIMA, and do by this Agreement hereby assign to PRIMA, the ownership of such rights, including the copyrights in the Products and Technology, together with all rights arising from such copyright ownership, and PRIMA shall have the right to register in its own name such copyrights. Industrie and Electronics further agree to deliver to PRIMA assignments of all of Industrie and Electronics other intellectual property rights in the Products in a form satisfactory to PRIMA and its legal counsel.

         4.04 Consultation. Consistent with the purposes and limitations herein, the Developers shall consult with each other on a continuing basis to evaluate the current state of the Products and Technology, as well as proposed pending patent (or other applicable intellectual property rights) with regard to the Products and Technology. Industrie and Electronics shall promptly communicate to each other and to PRIMA any improvement or development in the Products or Technology.

                                    ARTICLE V
                              ACCESS TO TECHNOLOGY

         5.01 Access to Technology. All Developers shall be entitled to access to the Technology under this Agreement solely for the purposes set forth herein. The Developers agree that at no time shall any Developer sell, assign, pledge, license or otherwise dispose of or in any way encumber all or any part of its interest in the Products or Technology or any other product embodying the Products or derived from the Technology to any other party, except as agreed herein. No part of the Products or Technology that is not protected by a patent or other intellectual property right shall be disclosed by any Developer to any party except as permitted by this Agreement.

         5.02 Protection of Technology. Upon termination of this Agreement, and subject to PRIMA's rights, Industrie and Electronics shall use their best efforts to protect and safeguard all tangible manifestations of the Technology (and all proprietary information of the Venture) in the possession of Industrie or Electronics or any of their Affiliates, and except as set forth in this Agreement shall not make, use, sell, disclose, license, or otherwise distribute, the Products or any part of the Products or Technology or any products embodying the Products or derived from the Technology and shall not assert that it has any right to prevent any other Developer from making, using, selling, licensing or disclosing any of the Technology or any product embodying or derived from the Products or the Technology so long as such distribution is made in accordance with the terms of this Agreement.

         5.03 Pre-existing Technology. To the extent that any Pre-Existing Technology is contained in the Products or Technology, Industrie and Electronics grants to PRIMA an irrevocable, non-exclusive worldwide, royalty free license to use, sale, market, sublicense or otherwise distribute such Pre-existing Technology as part of the Products or Technology.



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

                                   ARTICLE VI
                           ASSIGNABILITY OF INTERESTS

         6.01 Assignment of Interests. No Developer may sell, transfer, assign, pledge, license or otherwise dispose of all or any part of its interest in the Project (whether voluntarily, involuntarily or by operation of law) without the prior written consent of the other Developers, which consent shall not be unreasonably withheld by the other Developers.

                                   ARTICLE VII
                                 CONFIDENTIALITY

         7.01 Confidentiality. The Products and Technology shall be considered Confidential Information and maintained in confidence by the Developers. During this Agreement and thereafter, Developers shall keep the Confidential Information in strict confidence and shall not disclose it to any person, firm or corporation, nor use the same for any purpose other than performing the Development Project. Developers agree to safeguard the Confidential Information by restricting its internal dissemination only to those employees within their own companies having a need to know the Confidential Information for purposes of this Agreement. Notwithstanding anything herein to the contrary, it is understood and agreed that during the term of this Agreement and thereafter, the Products shall be free to be used, sold or otherwise distributed to others without restriction. Each Developer shall advise the other Developers in writing of any misappropriation or misuse of the Confidential Information of which the notifying party may become aware.

         7.02 Exclusions. The foregoing duty of nonuse and nondisclosure of Confidential Information shall not apply to information which: (a) is or becomes in the public domain (for example, the information is disclosed in an issued patent) through no fault or act of one of the Developers; (b) is obtained by one of the Developers from a third party under no duty of nonuse and nondisclosure;
(c) is required to be revealed pursuant to law.

                                  ARTICLE VIII
                                  MISCELLANEOUS

         8.01 Notices. Notices required or permitted hereunder shall be in writing and shall be sent to the addresses set forth herein or to such other addresses as the Parties may hereafter specify, and shall be deemed given on the earlier of:

                  (a) physical delivery to a Developer; and

                  (b) five (5) days after mailing by prepaid first class or express mail.

         8.02 Successors and Assigns. Subject to the restrictions on transfer set forth in this Agreement, it and each and every provision of it shall be binding upon and shall inure to the benefit of the Developers, their respective successors, successors-in-title, and assigns, and each and every successor-in-interest to any Developer, whether such successor acquires such interest by way of



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


gift, purchase, foreclosure, or by any other method, shall hold such interest subject to all of the terms and provisions of this Agreement.

         8.03 Amendments. In addition to any amendments otherwise authorized in this Agreement, amendments may be made to this Agreement from time to time by unanimous written consent of the Developers.

         8.04 Partition. The Developers agree that no Developer, nor any successor-in-interest to any Developer, shall have the right while this Agreement remains in effect to have the property of the Project partitioned, or to file a complaint or institute any proceeding at law or in equity to have the property of the Project partitioned, and each Developer, on behalf of itself, its successors, representatives and assigns, waives any such right. It is the intention of the Developers that during the term of this Agreement, the rights of the Developers and their successors-in-interest, as among themselves, shall be governed by the terms of this Agreement, and that the right of any Developer or its successor-in-interest to assign, transfer, sell, license or otherwise dispose of its interest in the Project shall be subject to the limitations and restrictions of this Agreement.

         8.05 No Waiver. The failure of any Developer to insist upon strict performance of a covenant or of any obligation under this Agreement, irrespective of the length of time for which such failure continues, shall not be a waiver of such Developer's right subsequently to demand strict compliance. No consent or waiver, express or implied, to or of any breach or default in the performance of any obligation under this Agreement, shall constitute a consent or waiver to or of any other breach or default in the performance of the same or any other obligation under this Agreement.

         8.06 Entire Agreement. This Agreement constitutes the full and complete agreement of the parties with respect to the subject matter of this Agreement.

         8.07 Captions. Titles or captions of articles, sections and paragraphs contained in this Agreement are inserted only as a matter of convenience and for reference, and in no way are intended to define, limit, extend or describe the scope of this Agreement or the intent of any provision of it.

         8.08 Counterparts. This Agreement may be executed in a number of counterparts, all of which together shall for all purposes constitute one Agreement, binding upon all Developers.

         8.09 Applicable Law. This Agreement shall be deemed to have been entered into and shall be construed and enforced in accordance with the laws of the State of North Carolina as applied to contracts made and to be performed entirely within North Carolina.

         8.10 Severability. If any provision of this Agreement is or becomes or is deemed invalid, illegal or unenforceable in any jurisdiction, (a) such provision shall be construed or deemed amended to conform to applicable laws so as to be valid and enforceable, or, if it cannot be so construed or deemed amended without materially altering the intention of the parties, it shall be stricken, (b) the validity, legality and enforceability of such provision will not in any way be


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affected or impaired by it in any other jurisdiction and (c) the remainder of this Agreement shall remain in full force and effect.

         8.11 Condition Subsequent. The Effective Date of this Agreement shall be the date of the closing of the initial public offering of PRIMA.

         In witness whereof, the Developers have executed this Agreement as of the ____ day of ______________, 19__.


                                The PRIMA Group International, Inc.


                                By:      ______________________________
                                Name:    ______________________________
                                Title:   ______________________________

                                Prima Industrie S.p.A.


                                By:      ______________________________
                                Name:    ______________________________
                                Title:   ______________________________


                                Prima Electronics S.p.A.


                                By:      ______________________________
                                Name:    ______________________________
                                Title:   ______________________________



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

                                   SCHEDULE A

                 Contributions to the Project by the Developers

         Terms used in this SCHEDULE A with initial capital letters that are defined in the Co-Development Agreement to which this Schedule is attached (the "Agreement") shall have the respective meanings ascribed to them in it.

                                  ------------

         PRIMA has contributed to the Project the sum of $____; Industrie and Electronics have contributed all previous research and development regarding the Products or Technology, and all Developers grant to each other the right to use the Products and Technology on a royalty-free basis for the purposes of developing, manufacturing and marketing the Products and Technology. Industrie and Electronics also contribute (a) their agreement to improve the Products and the Technology and to provide the Project and any Developers with the use of any improvements to the Products and the Technology, (b) their agreement to manufacture and market the Products (including their agreement to make available their facilities and personnel to permit the Project to manufacture and market the Products and Technology during the term of the Agreement, as more fully described in the Agreement, at cost).



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